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                    U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):            April 13, 1998
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                           Metro Global Media, Inc.
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            (Exact name of registrant as specified in its charter)



          Delaware                        0-21634           65-0025871
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State or other jurisdiction            (Commission        (IRS Employer
    of incorporation                   File Number)    Identification No.)

  1060 Park Avenue, Cranston, Rhode Island                    02910
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  (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:        (401) 942-7876
                                                      -------------------------

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         (Former name of former address, if changed since last report)
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Item 5.   Other Events

     Pursuant to the Company's Form 8-K filing, dated December 23, 1997, the Company engaged an independent consulting firm to investigate whether there were any irregularities with respect to the Company's accounting and financial reporting during Mr. Blair's tenure with the Company. To conduct this investigation, the Company retained Ten Eyck Associates, Inc. whom, on March 5, 1998 issued a report to the Company stating that the investigation did not reveal any accounting or financial reporting irregularities. Further the investigation did not detect any transactions that appear to have been other than in the ordinary course of business. Based on the results of this investigation, on March 18, 1998, the Company's independent auditors retracted their previous cautionary letter with respect to the Company's financial statements and have once again concluded that their previously issued audit reports dated July 31, 1997 and August 9, 1996 on the Company's financial statements for the years ended May 31, 1997 and May 31, 1996 may be relied upon as originally filed.
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Item 7.   Financial Statements and Exhibits

     (a) Financial statements of businesses acquired

               not applicable

     (b) Pro forma financial information

               not applicable

     (c) Exhibits

               not applicable
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    METRO GLOBAL MEDIA, INC.


                                    By:
                                       ---------------------------------
                                          Janet Hoey, Treasurer

April 13, 1998